                                                                January 13, 2006

Ascend Acquisition Corp.
435 Devon Park Drive, Building 400
Wayne, Pennsylvania 19087

EarlyBirdCapital, Inc.
275 Madison Avenue
Suite 1203
New York, New York 10016

          Re: Initial Public Offering

Gentlemen:

          The undersigned stockholder and director of Ascend Acquisition Corp.
("Company"), in consideration of EarlyBirdCapital, Inc. ("EBC") entering into a letter of intent ("Letter of Intent") to underwrite an initial public offering of the securities of the Company ("IPO") and embarking on the IPO process, hereby agrees as follows (certain capitalized terms used herein are defined in paragraph 13 hereof):

          1. If the Company solicits approval of its stockholders of a Business
Combination, the undersigned will vote all Insider Shares owned by him in accordance with the majority of the votes cast by the holders of the IPO Shares.

          2. In the event that the Company fails to consummate a Business
Combination within 18 months from the effective date ("Effective Date") of the registration statement relating to the IPO (or 24 months under the circumstances described in the prospectus relating to the IPO), the undersigned will (i) cause the Trust Fund (as defined in the Letter of Intent) to be liquidated and distributed to the holders of IPO Shares and (ii) take all reasonable actions within his power to cause the Company to liquidate as soon as reasonably practicable. The undersigned hereby waives any and all right, title, interest or claim of any kind in or to any distribution of the Trust Fund and any remaining net assets of the Company as a result of such liquidation with respect to his
Insider Shares ("Claim") and hereby waives any Claim the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company and

Ascend Acquisition Corp.
EarlyBirdCapital, Inc.
January 13, 2006

will not seek recourse against the Trust Fund for any reason whatsoever.

          3. The undersigned acknowledges and agrees that the Company will not consummate any Business Combination which involves a company which is affiliated with any of the Insiders unless the Company obtains an opinion from an independent investment banking firm reasonably acceptable to EBC that the business combination is fair to the Company's stockholders from a financial perspective.

          4. Neither the undersigned, any member of the family of the undersigned, nor any affiliate ("Affiliate") of the undersigned will be entitled to receive and will not accept any compensation for services rendered to the
Company prior to or in connection with the consummation of the Business
Combination; provided that the undersigned shall be entitled to reimbursement from the Company for his out-of-pocket expenses incurred in connection with seeking and consummating a Business Combination.

          5. Neither the undersigned, any member of the family of the undersigned, nor any Affiliate of the undersigned will be entitled to receive or accept a finder's fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any Affiliate of the undersigned originates a Business Combination.

          6. The undersigned will escrow his Insider Shares for the three year period commencing on the Effective Date subject to the terms of a Stock Escrow
Agreement which the Company will enter into with the undersigned and an escrow agent acceptable to the Company.

          7. The undersigned agrees to be a Director of the Company until the earlier of the consummation by the Company of a Business Combination or the liquidation of the Company. The undersigned's biographical information furnished to the Company and EBC and attached hereto as Exhibit A is true and accurate in all respects, does not omit any material information with respect to the undersigned's background and

Ascend Acquisition Corp.
EarlyBirdCapital, Inc.
January 13, 2006

contains all of the information required to be disclosed pursuant to Item 401 of
Regulation S-K, promulgated under the Securities Act of 1933. The undersigned's
Questionnaire furnished to the Company and EBC and annexed as Exhibit B hereto is true and accurate in all respects. The undersigned represents and warrants that:

     (a) he is not subject to, or a respondent in, any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

     (b) he has never been convicted of or pleaded guilty to any crime (i)
involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and he is not currently a defendant in any such criminal proceeding; and

     (c) he has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

          8. The undersigned has full right and power, without violating any agreement by which he is bound, to enter into this letter agreement and to serve as a Director of the Company.

          9. The undersigned hereby waives his right to exercise conversion rights with respect to any shares of the Company's common stock owned or to be owned by the undersigned, directly or indirectly, and agrees that he will not seek conversion with respect to such shares in connection with any vote to approve a Business Combination.

         10. The Company acknowledges that the undersigned is the chief executive officer of Wind River Holdings, L.P., which provides management services to certain trusts and is also a trustee and a beneficiary of these trusts, and that a core activity of Wind River Holdings, L.P., on behalf of these trusts, is to source and evaluate appropriate businesses for acquisition by these trusts. The Company agrees that Mr. Ball will not be restricted from pursuing acquisitions for these trusts, rather than presenting them to the
Company, provided that Mr. Ball did not become aware of the opportunity by virtue of the resources of the Company. The foregoing shall apply irrespective of whether Mr. Ball has a fiduciary or contractual obligation to Wind River
Holdings, L.P. or these trusts.

          11. The undersigned authorizes any employer, financial institution, or consumer credit reporting agency to release to EBC and its legal representatives or agents (including any investigative search firm retained by EBC) any information they may have about the undersigned's background and finances
("Information"). Neither EBC nor its agents shall be violating the undersigned's right of privacy in any manner in requesting and obtaining the Information and the undersigned hereby releases them from liability for any damage whatsoever in that connection.

          12. This letter agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The undersigned hereby (i) agrees that any action, proceeding or claim against him arising out of or relating in any way to this letter agreement (a "Proceeding")

Ascend Acquisition Corp.
EarlyBirdCapital, Inc.
January 13, 2006

shall be brought and enforced in the courts of the State of New York of the
United States of America for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive and (ii)
waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. Nothing in this letter will affect the right of either party to serve process in any other manner permitted by law.

          13. As used herein, (i) a "Business Combination" shall mean an acquisition by merger, capital stock exchange, asset or stock acquisition, reorganization or otherwise, of an operating business; (ii) "Insiders" shall mean all officers, directors and stockholders of the Company immediately prior to the IPO; (iii) "Insider Shares" shall mean all of the shares of Common Stock of the Company owned by an Insider prior to the IPO; and (iv) "IPO Shares" shall mean the shares of Common Stock issued in the Company's IPO.

                                        Russell C. Ball III
                                        Print Name of Insider

                                        /s/ Russell C. Ball III
                                        -----------------------------
                                        Signature

EXHIBIT A

     RUSSELL C. BALL III has been a member of our board of directors since our inception. Mr. Ball has served since May 1993 as the chief executive officer of
Wind River Holdings, L.P. (formerly the AMC Group, L.P.), a privately owned company which provides management services to interests of the Ball family trust. These interests currently include several operating companies, including:
Philadelphia Mixing Solutions (agitators for the water treatment and chemical industries); Philadelphia Gear Corporation (high performance gears and gear drives); Samson Rope Technologies, Inc. (high performance cordage); Goddard
Systems, Inc. (franchised child care centers); and AMC Delancey Group, Inc.
(real estate). Mr. Ball currently sits on the Board of Governors of Merion Golf
Club and serves on its Membership Committee. He is also a member of the Board of
Trustees of The Haverford School, where he heads the Development Committee and serves on the Trusteeship Committee. Mr. Ball received a B.A. from Harvard
University and an M.B.A. from Pennsylvania State University.